SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

Universal Stainless & Alloy Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25032	25-1724540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Mayer Street, Bridgeville, Pennsylvania		15017
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Universal Stainless & Alloy Products, Inc. (the “Company”) held on May 3, 2017, the Company’s stockholders approved the Universal Stainless & Alloy Products, Inc. 2017 Equity Incentive Plan (the “2017 Plan”). The 2017 Plan was adopted by the Company’s Board of Directors on January 28, 2017, subject to stockholder approval at the Annual Meeting.

The 2017 Plan will be administered by the Compensation Committee of the Company’s Board of Directors, which will select award recipients from the eligible participants, determine the types of awards to be granted and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any applicable vesting terms. The 2017 Plan incorporates a broad variety of cash-based and equity-based incentive compensation elements to provide the Compensation Committee with significant flexibility. Subject to permitted adjustments for certain corporate transactions, the maximum number of shares of the Company’s common stock that may be delivered under the 2017 Plan is 568,357 shares, including 168,357 shares that remained available for grant under the Universal Stainless & Alloy Products, Inc. Omnibus Incentive Plan.

The foregoing description of the 2017 Plan is qualified in its entirety by the full text of the 2017 Plan appearing as Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2017, which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 3, 2017, the Company held the Annual Meeting. Below are the voting results for each matter submitted for a vote of the Company’s stockholders at the Annual Meeting:

1.	Election of Directors:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Dennis M. Oates	4,917,522	324,715	794,937
Christopher L. Ayers	5,019,650	222,587	794,937
Douglas M. Dunn	4,897,254	344,983	794,937
M. David Kornblatt	5,019,651	222,586	794,937
Udi Toledano	4,917,381	324,856	794,937

2.	Advisory, non-binding resolution to approve the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
5,085,950	153,658	2,629	794,937

3.	Advisory, non-binding resolution to recommend the frequency of advisory, non-binding stockholder votes to approve the compensation for the Company’s named executive officers:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
4,466,434	99,634	666,869	9,300	794,937

In accordance with the recommendation of the Company’s Board of Directors on this matter and these voting results, the Company has determined to hold an advisory, nonbinding vote to approve the compensation of the Company’s named executive officers each year until the next stockholder vote on the frequency of such advisory, non-binding votes. A stockholder vote on the frequency of such advisory, non-binding votes is required to be held at least once every six years.

4.	Approval of the Universal Stainless & Alloy Products, Inc. 2017 Equity Incentive Plan:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
3,969,706	1,270,390	2,141	794,937

5.	Ratification of the appointment of Schneider Downs & Co., Inc. as the Company’s independent registered public accountants for 2017:

FOR	AGAINST	ABSTENTIONS
5,857,230	131,567	48,377

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Universal Stainless & Alloy Products, Inc. 2017 Equity Incentive Plan (incorporated by reference to Appendix A to the definitive proxy statement filed by Universal Stainless & Alloy Products, Inc. on April 13, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

By:	/s/ Paul A. McGrath
Paul A. McGrath
Vice President of Administration,
General Counsel and Secretary

Dated: May 5, 2017